UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 21, 2009

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
001-33527	BWAY HOLDING COMPANY	55-0800054
(A Delaware Corporation) 8607 Roberts Drive Suite 250 Atlanta, Georgia 30350-2237 (770) 645-4800

001-12415	BWAY CORPORATION	36-3624491
(A Delaware Corporation) 8607 Roberts Drive Suite 250 Atlanta, Georgia 30350-2237 (770) 645-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 28, 2009, BWAY Holding Company and BWAY Corporation (collectively, the “Company”) filed a Current Report on Form 8-K announcing the departure of Thomas K. Linton.

The Company is filing this Current Report on Form 8-K/A to provide a brief description of the terms and conditions of a separation and release agreement between the Company and Mr. Linton.

Item 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 21, 2009, Mr. Linton resigned as Senior Vice-President of the Company and as President and Chief Operating Officer of the Company’s NAMPAC Division.

In connection with his termination of employment, the Company and Mr. Linton entered into a separation and release agreement (the “Agreement”) on July 9, 2009. The Agreement supersedes an employment agreement between BWAY Corporation and Mr. Linton dated as of May 28, 2004.

Under the terms of the Agreement, (1) Mr. Linton will receive a separation payment of $630,875 (equal to 21 months of base wages), less applicable taxes and other withholdings; (2) Mr. Linton will be entitled to a payment under the Company’s management incentive plan for Fiscal 2009 as if he had been employed at the end of the fiscal year (such amount could be between $0 and $450,625), less applicable taxes and other withholdings; (3) the Company will reimburse Mr. Linton for COBRA premiums for a period of 18 months; (4) the Company will provide outplacement services for a period of 12 months at a cost not to exceed $12,000; and (5) the Company will reimburse Mr. Linton for reasonable attorneys’ fees incurred related to this Agreement at a cost not to exceed $2,000.

The Agreement also provides that for a period of two years after his separation date, Mr. Linton agrees (a) not to compete with the Company, (b) not to solicit the Company’s customers or prospective customers, (c) not to recruit the Company’s employees, and (d) not to disclose information of the Company’s customers. The agreement further provides that Mr. Linton will release claims against the Company, as well as other customary provisions.

The description of the terms of the Agreement contained in this Current Report on Form 8-K/A does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached to this Report as Exhibit 10.1 and is incorporated by reference to this Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Separation and Release Agreement dated June 26, 2009 by and between BWAY Corporation and Thomas K. Linton (accepted on July 9, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BWAY HOLDING COMPANY

Date: July 10, 2009	By:	/s/ Michael B. Clauer
	Name:	Michael B. Clauer
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Separation and Release Agreement dated June 26, 2009 by and between BWAY Corporation and Thomas K. Linton (accepted on July 9, 2009).